                                                                    Exhibit 10.1

                         SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January
                                               ---------
17, 2002, by and between WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Company"), with headquarters located at 1899 Wynkoop, Suite 600, Denver,
      -------
Colorado 80202, and Jona, Inc. (the "Purchaser").
                                     ---------

     The Company wishes to sell to the Purchaser, and the Purchaser wishes to buy from the Company, on the terms and subject to the conditions set forth in this Agreement, units (the "Units") of the Company's securities, each Unit
                            -----
consisting of one share of the Company's common stock, no par value (the "Common
                                                                          ------
Stock") and a warrant in the form of Exhibit A hereto (the "Warrant")
-----                                                       -------
representing the right to acquire additional shares of Common Stock. The Warrants are exercisable into shares of Common Stock (the "Warrant Shares") in
                                                           --------------
accordance with their respective terms. The Units, the Common Stock, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities". The purchase price for the Securities included in the Units shall
-----------
be $1.00 for each share of Common Stock sold with no additional payment required for the Warrants.

     The sale of the Securities by the Company hereunder will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the Securities and
                             ------------
Exchange Commission (the "Commission") under the Securities Act of 1933, as
                          ----------
amended (the "Securities Act"). The Company has agreed to effect the
              --------------
registration of the Common Stock and the Warrant Shares under the Securities Act pursuant to a Registration Rights Agreement of even date herewith by and between the Company and the Purchaser, the form of which is attached hereto as Exhibit B (the "Registration Rights Agreement").
      -----------------------------

The Company and the Purchaser hereby agree as follows:

1.   PURCHASE AND SALE OF THE COMMON STOCK AND WARRANTS.

     1.1   Agreement to Purchase and Sell. Subject to the terms and the
           ------------------------------
satisfaction or waiver of the conditions set forth in this Agreement, the issuance, sale and purchase of the Common Stock and Warrants shall be consummated in one or more separate closings. The first closing is hereinafter referred to as the "First Closing," the second closing is hereinafter referred
                    -------------
to as the "Second Closing," and each additional closing (if any) is hereinafter
           --------------
referred to as an "Additional Closing" (each of the First Closing and any
                  -------------------
Additional Closing is sometimes referred to herein as a "Closing"), and the date
                                                         -------
on which a Closing occurs is hereinafter referred to as the "Closing Date".
                                                             ------------

          a. Subject to the satisfaction or waiver of the conditions set forth in Section 5.1 and Section 5.4 hereof, the First Closing will be deemed to occur when the

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Company and the Purchaser execute and deliver this Agreement and the other
Transaction Documents (as defined below), which delivery may be effected by facsimile transmission, and full payment of the Purchaser's purchase price for the First Closing has been made by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Common Stock and Warrant being purchased by the Purchaser at the First Closing.

          b. Subject to the satisfaction or waiver of the conditions set forth in Section 5.2 and Section 5.5 hereof, on the third (3rd) Business Days (the Scheduled Second Closing Date") after the Company has notified Purchaser that
-----------------------------
its shareholders have either approved the completion of an offering for up to $7.5 million of the Company's Securities, including the Securities to be sold at the First Closing, on the terms contemplated in this Agreement or that the Nasdaq Stock Market has advised the Company that such approval is not necessary for the Company's Common Stock to continue to be listed on the Nasdaq Stock Market (the "Nasdaq Notice"); provided, however, that the Nasdaq Notice is given
             -------------
on or before June 30, 2002. The Company shall deliver a notice (the "Second Closing Notice") to the Purchaser prior to the Second Closing (if any) in which the Company shall represent to the Purchaser that the conditions of Section 5.2 hereof have been satisfied or will be satisfied upon the Second Closing.

          c. During the period commencing with the First Closing and ending on the earlier of August 31, 2002, or five (5) Business Days (as defined herein) following receipt of a Notice to Purchase (as defined herein), Purchaser shall have the right and option (the "Option") to purchase up to an additional
                                ------
2,500,000 Units for a purchase price of $1.00 per share of Common Stock included with the Units being purchased. In the event that the Company receives a bona fide offer to purchase all or a portion of the additional 2,500,000 Units, the Company shall give the Purchaser written notice thereof (a "Notice to
                                                            ---------
Purchase").  If the Purchaser desires to purchase all of the additional Units to
--------
be sold in accordance with the Notice to Purchase, Purchaser must give the Company written notice (a "Purchaser Notice") of Purchaser's election to do so
                           ----------------
within five (5) Business Days of receipt of the Notice to Purchase. In the event that Purchaser does not give the Company a Purchaser Notice, the Option shall expire to the extent that the Company actually sells additional Units in accordance with the Notice to Purchase. Subject to the satisfaction or waiver of the conditions set forth in Section 5.3 and Section 5.6 hereof, the Company and the Purchaser shall consummate each Additional Closing (if any) on the fifth (5th) Business Day (the "Scheduled Additional Closing Date") after the
                                ---------------------------------
Purchaser Notice; provided, however, that as of such Scheduled Additional Closing Date, the Company has satisfied all Closing conditions set forth in
Section 5.3.  The Company shall deliver a notice  (the "Additional Closing
                                                        ------------------
Notice") to the Purchaser prior to each Additional Closing (if any), in which
------
the Company shall represent to the Purchaser that the conditions set forth in
Section 5.3 hereof have been satisfied or will be satisfied upon the Additional Closing Date.

          d. On the date of the First Closing, subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company (i) 1,100,000 shares of the Company's Common Stock and (ii) a Warrant entitling the holder thereof to purchase 1,100,000 Warrant Shares. The aggregate purchase price for the Securities purchased at the First Closing shall be One Million One Hundred Thousand Dollars ($1,100,000).

           e. On the date of the Second Closing (if any), subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company (i) 3,900,000 shares of the Company's Common Stock; and (ii) a Warrant entitling the holder thereof to purchase 3,900,000 Warrant Shares. The aggregate purchase price for the securities purchased at the Second Closing shall be Three Million Nine Hundred Thousand Dollars ($3,900,000).

           f. On the date of an Additional Closing (if any), subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company the full number of Units to be purchased in accordance with the Notice to Purchase. The aggregate purchase price for the Units purchased at an Additional Closing shall be one dollar ($1.00) times the number of shares of Common Stock included with the Units being purchased.

     1.2  Form of Payment. At each Closing, the Purchaser shall pay the
          ---------------
aggregate purchase price for the Common Stock and Warrant purchased by the Purchaser hereunder at such Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed Common Stock certificates and a certificate representing the Warrant purchased by the Purchaser at such Closing, and the Company shall deliver such Common Stock certificates and the certificate representing the Warrant purchased by the Purchaser at such Closing against delivery of such aggregate purchase price for such Closing.

     1.3  Certain Definitions. When used herein, the following terms shall have
          -------------------
the respective meanings indicated:

     A.    "Business Day" shall mean any day on which the New York Stock
            ------------
Exchange (the "NYSE") and commercial banks in the city of New York are open for
               ----
business.

     B.    "Trading Day" shall mean any day on which the Common Stock is
            -----------
purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     The Purchaser hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement, as of the First Closing and as of each Additional Closing:

     2.1  Authorization; Enforceability. The Purchaser is duly and validly
          -----------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Securities and to execute and deliver this Agreement. This Agreement and the Registration Rights Agreement each constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     2.2  Accredited Investor; Purchase as Principal. The Purchaser is an
          ----------------------------------------
accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Securities solely for its own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however, that in making such representation, such Purchaser does not agree to hold any Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

     2.3  Information. The Company has provided the Purchaser with information
          -----------
regarding the business, operations and financial condition of the Company, and has granted to the Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities. Neither such information nor any other investigation conducted by the Purchaser or any of its representatives shall modify, amend or otherwise affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

     2.4  Limitations on Disposition. The Purchaser acknowledges that, except as
          --------------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.5  Legend. The Purchaser understands that the certificates representing
          ------
the Securities may bear at issuance a restrictive legend in substantially the following form:

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

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE."

     Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of such Securities is registered pursuant to an effective registration statement and the Purchaser represents in writing to the Company that such Securities have been or are being sold pursuant to such registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144") and the Purchaser has delivered
                                     --------
to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

     2.6  No Conflict. The execution, delivery and performance by the Purchaser
          -----------
of this Agreement and the other Transaction Documents (as defined herein) to which it is a party (A) have been approved by all necessary action (corporate or other) on the part of the Purchaser and (B) will not result in (i) any material violation of any provisions of its charter, bylaws or any other governing document in effect on the date hereof, (ii) any material violation of any instrument or contract to which it is a party or by which it is bound, or (iii) the creation of any material lien, charge or encumbrance upon any of its assets.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     The Company hereby represents and warrants to the Purchaser and agrees with the Purchaser that, as of the date of this Agreement, as of the First Closing and as of each Additional Closing:

     3.1  Organization, Good Standing and Qualification. Each of the Company and
          ---------------------------------------------
its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. For purposes of this Agreement, the term "subsidiary" or "subsidiaries"
                                                 ----------      ------------
shall
mean any entity or entities in which the Company beneficially owns 20% or more of the voting equity thereof.

     3.2  Authorization; Consents. The Company has the requisite corporate power
          -------------  --------
and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration aggregate Rights Agreement (iii) the Warrants and (iv) all other agreements, documents or other instruments executed and delivered by or on behalf of the Company at each Closing (the instruments described in (i), (ii), (iii) and (iv) being collectively referred to herein as the "Transaction Documents"), to issue and sell Common Stock and Warrants to
     ---------------------
the Purchaser in accordance with the terms hereof and to issue and deliver Warrant Shares in accordance with the terms of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken.

     3.3  Enforcement. Each of the Transaction Documents constitutes a valid and
          -----------
legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     3.4  Disclosure Documents; Agreements; Financial Statements; Other
          --------------------  ----------  --------------------  -----
Information. The Company has filed with the Commission: (i) the Company's Annual
-----------
Report on Form 10-KSB for the year ended December 31, 2000, (ii) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, (iii) all Current Reports on Form 8-K, if any, and any other reports, required to be filed with the Commission since December 31, 2000 and prior to the date hereof and (iv) the Company's definitive Proxy Statement for its 2001 Annual Meeting of Stockholders] (collectively, the "Disclosure
                                                             ----------
Documents"). Except as set forth on Schedule 3.4 hereto, the Company is not
---------                           ------------
aware of any event occurring on or prior to each Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as amended, if applicable, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and, as of the date of such
                                 ------------
filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed or incorporated by reference as required by the applicable provisions of the Exchange Act. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach could have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated hereby or by the other Transaction Documents; (iii) the Securities or (iv) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents (collectively, a "Material Adverse Effect"). Except as set
                                        -----------------------
forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

     3.5  Disclosure. All information relating to or concerning the Company set
          ----------
forth in this Agreement or provided to the Purchaser pursuant to paragraph 2.3 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

     3.6  Capitalization. The capitalization of the Company, including its
          --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon exercise of the Warrants is set forth on Schedule 3.6 hereto. All
                                                       ------------
of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as set forth on Schedule
                                                                      --------
3.6, no shares of the capital stock of the Company are subject to preemptive
---
rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on

Schedule 3.6, or as contemplated herein, there are no outstanding options,
------------
warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

     3.7  Valid Issuance. The shares of Common Stock are duly authorized and,
          --------------
when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and non-assessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances"), and (ii) based in part upon
                                    ------------
the representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and non-assessable, free and clear of any Encumbrances and (ii) based in part upon the representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrant Shares are duly authorized and, upon the issuance thereof in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and non-assessable, free and clear of any Encumbrances. The Company's Board of Directors, by unanimous vote of the directors in attendance at the meeting at which such matters are considered, which directors constitute a quorum, (i) has determined that the issuance and sale of the Common Stock and Warrants hereunder, and the consummation of the transactions contemplated hereby, by the other Transaction Documents (including without limitation the issuance of the Warrant Shares upon exercise of the Warrants), are in the best interests of the Company and (ii) has approved the issuance of Warrant Shares upon exercise of the Warrants.

     3.8  No Conflict with Other Instruments. Neither the Company nor any of its
          ----------------------------------
subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which violation or default could reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Common Stock and the Warrants and the reservation for issuance and issuance of the Warrant Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's securities, except as set forth on Schedule 3.8.
                                                               ------------

     3.9  Financial Condition; Taxes; Litigation.
          --------------------------------------

     3.9.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. There has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

     3.9.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not have a Material Adverse Effect.

     3.9.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could have a Material Adverse Effect.

     3.9.4 Except as described in the Disclosure Documents, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

     3.10  Intellectual Property. The Company and its subsidiaries each has the
           ---------------------
right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it, and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

     3.11  Solicitation; Other Issuances of Securities. Neither the Company nor
           -------------------------------------------
any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to such Purchaser.

     3.12  Fees. Except as described on Schedule 3.12 hereto, the Company is not
           ----                         -------------
obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless such Purchaser from and against any claim by any person or entity alleging that such Purchaser is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.13 Regulatory Permits. Each of the Company and its subsidiaries possesses
          ------------------
all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess such certificates, authorizations or permits could not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which revocation or modification could have a Material Adverse Effect.

     3.18 Environment. Except as disclosed in the Disclosure Documents (i) there
          -----------
is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental laws applicable to it now or previously in effect ("Environmental Laws"), other than such violations or infringements that,
  ------------------
individually or in the aggregate, have not had and will not have a Material Adverse Effect.

4.   COVENANTS OF THE COMPANY

     4.1  Corporate Existence. The Company shall, so long as the Purchaser or
          -------------------
any affiliate of the Purchaser beneficially owns more than ten percent (10%) of the Company's outstanding shares of Common Stock, maintain its corporate existence in good standing under the jurisdiction of its incorporation and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes. For the purposes of this Agreement, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Exchange Act of 1934 and all applicable rules and regulations thereunder.

     4.2  Provision of Information. The Company shall, so long as the Purchaser
          ------------------------
or any affiliate of the Purchaser beneficially owns more than ten percent (10%) of the Company's outstanding shares of Common Stock, provide any the Purchaser with copies of all materials sent to stockholders, in each such case at the same time that it mails such materials to its stockholders.

     4.3  Form D; Blue-Sky Qualification. To the extent that the Company is
          ------------------------------
relying on Regulation D under the Securities Act in selling the Securities to the Purchaser hereunder, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall take such action as is necessary to qualify the Common Stock and Warrants for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Purchaser at such Purchaser's request.

     4.4 Reporting Status. As long as the Purchaser or any affiliate of the
         ----------------
Purchaser beneficially owns more than ten percent (10%) of the company's outstanding shares of Common Stock and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to issue a press release describing the transactions contemplated by this Agreement and the other Transaction Documents and to file with the Commission a Form 8-K in the form required by the Exchange Act describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with this Agreement and all schedules and exhibits attached to such Form 8-K as an exhibit thereto, in each case on or before the fifth (5th) Business Day following the date of this Agreement.

     4.5 Reservation of Common Stock. The Company shall at all times following
         ---------------------------
each Closing Date have authorized and reserved for issuance to the Purchaser pursuant to the Warrants, free from any preemptive rights, a number of shares of Common Stock equal to the maximum number of Shares of Common Stock issuable upon exercise of the Warrants (the "Reserved Amount").
                               ---------------

     4.6 Use of Proceeds. The Company shall use the proceeds from the sale of
         ---------------
the Common Stock and Warrants for general corporate purposes only, in the ordinary course of its business and consistent with past practice and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company to any such person other than the payment of the Company's 10% Convertible Promissory Note or to repurchase or pay a dividend on shares of Common Stock or other capital stock of the Company.

     4.7 Quotation on Nasdaq. The Company shall use its reasonable commercial
         -------------------
efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National or Small Cap Market or the New York Stock Exchange for a minimum of three (3) years following the First Closing. The Company shall file a listing application for the Common Stock and Warrant Shares with the Nasdaq National Market on or before the fifth (5th) Business Day following the date of this Agreement and shall use its best efforts to cause the Common Stock and Warrant Shares to be listed for trading on the Nasdaq National Market as soon as possible.

     4.8 Environmental Laws. The Company will take all action necessary in order
         ------------------
to comply with applicable Environmental Laws and agrees to indemnify the Purchaser from and against any loss, claim, damage or expense arising from or in connection with any failure or alleged failure of the Company, or any of its subsidiaries or affiliates, to comply with such laws.

     4.9   Outstanding Securities.  The sale and issuance of the Securities by
           ----------------------
the Company to Purchaser requires adjustments to the conversion prices and exercise prices of the Company's 10% Convertible Promissory Notes, its Series C-1 Convertible Preferred Stock and certain warrants issued by the Company (collectively, the "Outstanding Securities") to the amounts set forth on
                    ----------------------
Schedule 4.9 hereto and such adjustments are effected as of the date hereof.
------------

     4.10  Amendment to Bylaws.  Within five (5) Business Days of the First
           -------------------
Closing, the Company will cause its Bylaws to be amended to require the unanimous consent and approval of all members of the Board of Directors of the Company in attendance at a duly convened meeting of the Board of Directors prior to (i) incurring indebtedness for borrowed money, if such borrowing would result in the Company's then outstanding liability for all such then outstanding borrowings to exceed $1 million; (ii) taking any action which results in the redemption of any of the Company's outstanding shares of Common Stock or Preferred Stock; (iii) approving any merger, other corporate reorganization, sale of control of the Company or any transaction in which substantially all of the assets of the Company are sold; or (iv) approving an amendment to or waiving any of the provisions of the Company's Articles of Incorporation or Bylaws.

     The Company shall use its best efforts to see that the representations and warranties of this Section 4.10 remain in full force and affect, so long as the Purchaser or any affiliate of the Purchaser beneficially owns twenty-five percent (25%) or more of the Company's Common Stock.

     4.11  Election to the Board of Directors.  Within five (5) Business Days of
           ----------------------------------
the First Closing, the Company shall cause two nominees of the Purchaser who are reasonably satisfactory to the Company to be elected to the Company's Board of Directors and shall, so long as the Purchaser or any affiliate of the Purchaser beneficially owns twenty-five percent (25%) or more of the Company's Common Stock, use its best efforts to see that two such nominees of the Purchaser are elected to the Company's Board of Directors.

     4.12  Adjustment in Number of Shares.  In the event that the terms of any
           ------------------------------
funding by the Company during the period between the First Closing and the earliest to occur of (i) the second anniversary of the First Closing, (ii) the raising by the Company of additional proceeds aggregating at least an additional $7.5 million or (iii) the Closing Bid Price (as defined in the Warrant) has exceeded $3.00 for thirty (30) consecutive Trading Days following the Effective Date (as defined in the Registration Rights Agreement) is at an effective offering price ("Effective Price") of less than $1.00 per share of Common Stock,
                 ---------------
the Company shall issue to Purchaser such number of additional shares of the Company's Common Stock as is necessary to cause the value of the total number of shares of the Company's Common Stock, including such additional shares, delivered in connection with the purchase of the Common Stock to be equal to the total purchase price paid for the Common Stock by the Purchaser, less the amount (if any) received by the Purchaser in connection with the sale or other transfer of Common Stock at a price in excess of $1.00 per share, the value of the Common Stock being based on the Effective Price. If the securities sold in such offering are securities of the Company which are convertible into the Company's Common Stock and no other securities are sold with such convertible securities and the convertible securities do not provide for the payment of interest or dividends, other than dividends payable equally to all of the Company's securities holders, the conversion price for the convertible securities shall be deemed to be the Effective Price. If the funding includes securities other than the Company's Common Stock or securities convertible into the Company's Common Stock, which convertible securities do not entitle the holders thereof to any interest or dividend payments other than those available to all of the Company's securities holders, the company and Purchaser shall negotiate in good faith to determine the Effective Price. If the parties cannot agree on the Effective Price within thirty (30) days of the closing of the funding, the Company and Purchaser shall each indicate in writing what they believe to be the Effective Price and shall submit the determination of the effective Price to arbitration in Denver, Colorado in accordance with the rules of the American Arbitration Association. The determination of the Effective Price pursuant to such arbitration shall be binding on the parties. The party whose stated Effective Price is furthest from the price established in arbitration shall pay the cost of such arbitration. If the difference between the stated Effective Price for each of the parties is equal, the cost of the arbitration shall be borne equally by the parties.

     4.13 Intentional Acts or Omissions. The Company shall not intentionally
          -----------------------------
perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

5.   CONDITIONS TO CLOSING.

     5.1  Conditions to Purchaser's Obligations at the First Closing. The
          ----------------------------------------------------------
Purchaser's obligations at the First Closing, including without limitation its obligation to purchase the Common Stock and Warrant being purchased by the Purchaser, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of the First Closing Date:

          5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

          5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the First Closing;

          5.1.3 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the First Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.4 the Company shall have delivered to the Purchaser duly executed certificates representing the Common Stock and Warrant being purchased by the Purchaser;

          5.1.5 the Company shall have executed and delivered the Registration Rights Agreement;

          5.1.6 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof, and shall have provided such Purchaser with reasonable evidence thereof; and

          5.1.7 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of the Purchaser, any material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.2  Conditions to Purchaser's Obligations at the Second Closing.  The
          -----------------------------------------------------------
Purchaser's obligations at the Second Closing, if any, including without limitation its obligation to purchase the Common Stock and the Warrant to be purchased by the Purchaser, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of the Second
Closing:

          5.2.1  the First Closing shall have been consummated;

          5.2.2 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Second Closing as if made on the Second Closing;

          5.2.3 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Second Closing;

          5.2.4 the Company shall (i) have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.2 have been fulfilled as of the Second Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein; (ii) the Company shall have entered into employment agreements with William Cullen, Lindley Branson and Tom Croswell and Messrs Cullen and Branson shall have acknowledged that the transactions contemplated herein do not represent a "change of control" as defined in their existing agreements with the Company; and Jabber shall have completed the installation of the Jabber IM server software at the Purchaser's offices;

          5.2.5 the Company shall have delivered to the Purchaser duly executed certificates representing the Common Stock and Warrant to be purchased by the Purchaser at the Second Closing; and

          5.2.6 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of the Purchaser, any material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.3  Conditions to Purchaser's Obligations at an Additional Closing. The
          --------------------------------------------------------------
Purchaser's obligations at each Additional Closing, if any, including without limitation its obligation to purchase the Common Stock and the Warrant to be purchased by the Purchaser, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of such Additional Closing:

          5.3.1  the Second Closing shall have been consummated;

          5.3.2 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such Additional Closing as if made on such Additional Closing;

          5.3.3 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before such Additional Closing;

          5.3.4 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.3 have been fulfilled as of such Additional Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.3.5 the Company shall have delivered to the Purchaser duly executed certificates representing the Common Stock and Warrant to be purchased by the Purchaser at such Additional Closing; and

          5.3.6 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of the Purchaser, any material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.4  Conditions to Company's Obligations at the First Closing. The
          --------------------------------------------------------
Company's obligations at the First Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the First
Closing:

          5.4.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date; and

          5.4.2 the Purchaser shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the First Closing.

     5.5  Conditions to Company's Obligations at the Second Closing. The
          ---------------------------------------------------------
Company's obligations at the Second Closing, if any, are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Second Closing:

          5.5.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date;

          5.5.2 the Company's shareholders shall have approved the sale of up to $7.5 million of the Company's Securities as contemplated herein or the Nasdaq Stock Market shall have notified the Company that such approval is not required for the Company's Common Stock to continue to be listed on the Nasdaq Stock Market; and

          5.5.3 the Purchaser shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Additional Closing.

     5.6  Conditions to Company's Obligations at Each Additional Closing. The
          --------------------------------------------------------------
Company's obligations at an Additional Closing, if any, are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Additional Closing:

          5.6.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date; and

          5.6.2 the Purchaser shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Additional Closing.

6.   MISCELLANEOUS.

     6.1  Survival. The representations and warranties made by the parties
          --------
herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties. The Company agrees that it will indemnify and hold harmless the Purchaser for any loss, claim, liability, damage or expense, as incurred by such Purchaser, arising out of or in connection with (a) a breach by the Company of any representation, warranty or agreement made herein or in any other Transaction Document, (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement, the Warrants or the Registration Rights Agreement by the indemnitee or by governmental or regulatory authorities), and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of this Agreement or any other Transaction Document), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the Purchaser as an investor in the Company, except to the extent that such actual loss or damage results from a breach by such indemnitee of this Agreement, the Warrants or the Registration Rights Agreement or from a Purchaser's violation of law, or (c) any characterization concerning any Transaction Document other than as expressly provided herein or therein, as the case may be, including, without limitation, any characterization that the exercise of Purchaser rights and remedies under any of the Transaction Documents (or through a combination) results in a Purchaser acting (or agreeing to act) other than independently and on its own behalf. The right to indemnification shall include the right to advancement of expenses as they are incurred.

     6.2  Successors and Assigns. The terms and conditions of this Agreement
          ----------------------
shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of Securities pursuant to Section 2.4, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement except as may be specifically provided by this Agreement or the other Transaction Documents.

     6.3  No Reliance. Each party acknowledges that (i) it has such knowledge in
          -----------
business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions

(other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

     6.4  Injunctive Relief. The Company acknowledges that a breach by it of its
          -----------------
obligations hereunder will cause irreparable harm to the Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

     6.5  Governing Law; Jurisdiction. This Agreement shall be governed by and
          -------------  ------------
construed under the laws of the State of Colorado without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Denver, Colorado for the adjudication of any dispute hereunder or under any Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     6.6  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     6.7  Headings; Drafting. The headings used in this Agreement are used for
          --------  --------
convenience only and are not to be considered in construing or interpreting this Agreement. The parties shall be deemed to have participated jointly in the drafting of this Agreement and the other Transaction Documents, and no provision hereof or thereof shall be construed against any party as the drafter thereof.

     6.8  Notices. Any notice, demand or request required or permitted to be
          -------
given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., mountain time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy: (303) 295-3584
     Attention:  William R. Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.

and if to the Purchaser:

     JONA, INC.
     P.O. Box 949
     Casper, WY  82602
     Telecopy: _________________
     Attention: Neil A. McMurry

     6.9  Expenses. The Company and the Purchaser each shall pay all costs and
          --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement.

     6.10 Entire Agreement; Amendments; Waiver. This Agreement and the other
          ----------------  ----------  ------
Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchaser.

                                   * * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, IN

By:  /s/ Lindley S. Branson
     ----------------------------
Name:  Lindley S. Branson
Title: Vice President and General Counsel


JONA, INC.

By: /s/ Neil A. McMurry
    -----------------------------
Name:  Neil A. McMurry
Its:  President

                                    EXHIBIT A
                        to Securities Purchase Agreement

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase                               Issue Date: January ____, 2002
_________ Shares



                         WEBB INTERACTIVE SERVICES, INC.

                        WARRANT TO PURCHASE COMMON STOCK


     THIS CERTIFIES that JONA, INC. or any subsequent holder hereof (the "Holder"), has the right to purchase from WEBB INTERACTIVE SERVICES, INC., a
 ------
Colorado corporation (the "Company"), up to ___________(the "Initial Shares")
                           -------
fully paid and non-assessable shares of the Company's common stock, no par value (the "Common Stock"), subject to adjustment as provided herein, at a price equal
      ------------
to the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m.,
                                   ----------
mountain time, on the date that is the fifth (5/th/) anniversary of the Issue Date (the "Expiration Date"). This Warrant is issued, and all rights hereunder
           ---------------
shall be, subject to all of the conditions, limitations and provisions set forth herein and in the related Securities Purchase Agreement by and between the Company and the Holder (the "Securities Purchase Agreement"). Capitalized terms
                             -----------------------------
used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement, including the exhibits thereto.

     1. Exercise.

          (a)  Right to Exercise; Exercise Price. The Holder shall have the
               -----------------  --------------
right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").
                                                               --------------
The "Exercise Price" payable by the Holder in connection with the exercise of this Warrant shall initially be $1.00 per share, subject to adjustment for the events specified in Section 6 below.

          (b)  Exercise Notice. In order to exercise this Warrant, the Holder
               ---------------
shall send by facsimile transmission, at any time prior to 5:00 p.m., mountain time, on the

Business Day (as defined below) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company a copy of the notice of exercise
               -------------
in the form attached hereto as Exhibit A (the "Exercise Notice") stating the
                                               ---------------
number of Warrant Shares as to which such exercise applies and the calculation therefor. As used herein, "Business Day" shall mean any day on which the New
                           ------------
York Stock Exchange (the "NYSE") and commercial banks in the city of New York
                          ----
are open for business. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and (unless a cashless exercise is intended) the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including without limitation the calculation of any adjustment to the Exercise Price pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) Business Days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two (2) Business Days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

          (c)  Early Expiration. In the event that following the Effective Date
               ----------------
of the Registration statement (as defined in the Registration Rights Agreement), the Closing Bid Price (as defined herein) of the Common Stock during any period of five (5) consecutive Trading Days (as defined in the Securities Purchase Agreement) is equal to or greater than $2.00 (subject to adjustment as provided herein) (the "First Expiration Trigger Event") or is equal to or greater than
              ------------------------------
$3.00 (subject to adjustment as provided herein) (the "Second Expiration Trigger
                                                       -------------------------
Event"), the Company may deliver to the Holder at any time that the Closing Bid
-----
Price equals or exceeds $2.00 in the case of the First Expiration Trigger Event or $3.00 in the case of the Second Expiration Trigger Event, written notice (the "Early Expiration Notice") that the Warrant shall expire for up to an aggregate
 -----------------------
of one-third (1/3 rd) of the Initial Shares for each of the First Expiration Trigger Event and Second Expiration Trigger Event. In the event that the Company delivers to the Holder an Early Expiration Notice in accordance with the foregoing, this Warrant shall expire with respect to the number of shares indicated in the Early Expiration Notice on the date (the "Early Expiration
                                                           ----------------
Date") which is thirty (30) Business Days following the Business Day on which
----
such Early Expiration Notice is delivered to the Holder. The Company may give more than one Early Expiration Notice with respect to each of the First Expiration Trigger Event and Second Expiration Trigger Event so long as the aggregate number of shares subject to all such notices for each of the First and Second Expiration Trigger Events does not exceed one-third (1/3 rd) of the Initial Shares. The "Closing Bid Price" shall mean, with respect to the Common
                      -----------------
Stock, the Closing Bid Price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets ("Bloomberg") or, if Bloomberg is not then reporting such prices, by a comparable reporting service of national reputation selected by the Company or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

          (d)  Cancellation of Warrant. This Warrant shall be canceled upon its
               -----------------------
exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2. Delivery of Warrant Shares Upon Exercise.

     Upon receipt of an Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the close of business on the third (3rd) Business Day following the determination made pursuant to paragraph 1(b) (the "Delivery Date"), issue and
                                                    -------------
deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's designated transfer agent for the Common Stock (the "Transfer Agent") participates in the Depository
                                 --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                ---                                                ----
crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Warrant Shares is covered by an effective Registration Statement (as defined in the Registration Rights Agreement) and such Holder represents in writing to the Company that such Warrant Shares (i) have been or are being sold pursuant to such registration statement or pursuant to Rule 144 under the

Securities Act of 1933, as amended, or (ii) may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

     3. Failure to Deliver Warrant Shares.

     (a)  Exercise Default. In the event that, as a result of any action or
          ----------------
failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), the Company does not deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise
 ----------------                                                   --------
Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
----------------                                ----------
Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of twenty four percent (24%) and the
        ----------
maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amount has accrued.

     (b)  Buy-in. Nothing herein shall limit a Holder's right to pursue actual
          ------
damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of Common Stock so purchased minus (B)
                                                                      -----
the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (c)  Reduction of Exercise Price. In the event that, as a result of any
          ---------------------------
action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), a Holder has not received certificates representing the Warrant Shares by the tenth (10th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such Business Day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

     (d)  Holder of Record. Each Holder shall, for all purposes, be deemed to
          ----------------
have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     4. Exercise Limitations.

     Notwithstanding anything to the contrary contained herein, prior to the Nasdaq Notice (as defined in the Securities Purchase Agreement), this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercised by the Holder, the Holder, including all affiliates of the Holder, would be entitled to vote more than twenty percent (20%) of the Company's securities entitled to vote on matters to be voted on by the Company's stockholders. In this event, the Holder shall, in connection with any such exercise, grant to the Company's Board of Directors an irrevocable proxy to vote all shares of the Holder's Common Stock on any matter brought to the vote of the Company's stockholders in accordance with the decision of a majority of such directors, so long as, but only so long as and only to the extent that such shares, with all other shares of the Company's securities owned (not including for this purpose any warrants, options or convertible securities, so long as such securities do not have the right to vote on matters brought to a vote of the Company's stockholders) by the Holder, including all affiliates of the Holder, represent more than twenty percent (20%) of the Company's securities entitled to vote on matters to be voted on by the Company's stockholders. For clarification, it is expressly a term of this security that the limitations contained in this Section 4 shall apply to each successive Holder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock approve such alteration, amendment, deletion or change. If at the time of the first meeting of the Company's stockholders following the First Closing (as defined in the Securities Purchase Agreement) the total number of shares of Common Stock beneficially owned by the Holder of this Warrant exceeds twenty percent (20%), the Company shall use it bests efforts to cause its stockholders to approve the removal of this restriction on the Holder's right to vote its shares of the Common Stock. If the Company is not able to obtain such approval by August 31, 2002, the Company shall pay the Holder $50,000 in consideration for its failure to obtain such approval.

     5. Payment of the Exercise Price.

     The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

          (a) Cash Exercise: by delivery of immediately available funds.

          (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                  Y  x  (A  --  B)
          X   =   ----------------
                         A

where:    X = the number of Warrant Shares to be issued to the Holder.

          Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

          A = the average of the Closing Bid Prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

          B = the Exercise Price;

provided, however, that the Holder may exercise this Warrant pursuant to a Cashless Exercise only if, on the Exercise Date, the resale of Warrant Shares is not covered by an effective Registration Statement (as defined in the Registration Rights Agreement) that is available to the Holder on such date.

     For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date.

     6. Anti-Dilution Adjustments; Distributions; Other Events.

     The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

          (a)  Adjustment of Exercise Price and Number of Shares upon Issuance
               ---------------------------------------------------------------
of Common Stock.  Except as otherwise provided in Section 6(c) hereof, if and
---------------
whenever after the Issue Date, the Company issues or sells, or in accordance with Section 6(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration (other than a stock split or stock dividend) or for a consideration per share less than the Exercise Price (as then in effect)(other than issuances of Common Stock (i) pursuant to an employee stock purchase plan or upon the exercise of options issued under a stock option plan duly adopted by the Company, (ii) in connection with a merger, acquisition or strategic investment which, in any such case, is not effected for the primary purpose of raising equity capital,, (iii) pursuant to securities outstanding on the Issue Date and issued pursuant to the terms of the Securities Purchase Agreement or (iv) in connection with a firm-commitment underwritten secondary offering) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

                                 E' = (E)(O+P/E)
                                      ----------
                                        (CSDO)
where:

     E'    =  the adjusted Exercise Price;

     E     =  the then current Exercise Price;

     O     =  the number of shares of Common Stock outstanding prior to the
     Dilutive Issuance; immediately

     P     =  the aggregate consideration, calculated as set forth in Section
     6(b) hereof, received by the Company upon such Dilutive Issuance; and

     CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b)  Effect on Exercise Price of Certain Events.  For purposes of
               ------------------------------------------
determining the adjusted Exercise Price under Section 6(a) hereof, the following will apply:

               (i)  Issuance of Rights or Options.  If, after the date hereof,
                    -----------------------------
the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities")(such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is purchasable or issuable upon the exercise of such Options is less than the Exercise Price (as then in effect) on the date of issuance of such Option or direct stock grant ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market

Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii)   Issuance of Convertible Securities.
                      ----------------------------------

                      (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 6(b)(ii)(B) if applicable) is less than the Exercise Price (as then in effect) on the date of issuance of such Convertible Security, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                      (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating or re-setting conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 6(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the conversion or exercise price on the date of exercise, conversion or exchange of such Convertible Security was 80% of the Closing Bid Price on the date of issuance of such Convertible Security (the "Assumed Variable Market Price").

               (iii)  Change in Option Price or Conversion Rate.  If there is
                      -----------------------------------------
a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at such time shall be adjusted to the Exercise Price which would have been in effect had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv)   Treatment of Expired Options and Unexercised Convertible
                      --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
-----------
issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v)    Calculation of Consideration Received. If any Common
                      -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi)   Exceptions to Adjustment of Exercise Price. No adjustment
                      ------------------------------------------
to the Exercise Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; or (iii) upon the issuance of any additional Common Stock pursuant to Section 4.12 of the Securities Purchase Agreement or the exercise of the Warrants.

     (c)  Subdivision or Combination of Common Stock. If the Company, at any
          ------------------------------------------
time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. In the event of any adjustment to the Exercise Price arising from an event specified in this paragraph (c), the number of shares of Common Stock into which this Warrant is exercisable will be proportionately increased or reduced, as the case may be.

     (d)  Distributions. If the Company or any of its subsidiaries shall at any
          -------------
time distribute to holders of Common Stock (or to a holder, other than the Company, of the common stock of any such subsidiary) cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution")
                                                                  ------------
then, in any such case, the Holder of this Warrant shall be entitled to receive at the time of the exercise of the Warrant, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such record date (such number of shares to be determined at the Exercise Price then in effect and without regard to any limitation on exercise of this Warrant that may exist pursuant to the terms hereof or otherwise).

     (e)  Additional Shares, Securities or Assets.  In the event that at any
          -----------------  --------------------
time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

     (f) Special Adjustment and Notice of Adjustment.  Upon the occurrence of
         -------------------------------------------
any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the

Holder with respect to its investment in the Warrant, and if the provisions of this Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     (g)  Other Notices.  In case at any time:
          -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     7.   Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

     8.   Transfer of this Warrant.

     The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the
                                          ---------------
person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares. Notwithstanding the foregoing, no Holder may knowingly and voluntarily sell this Warrant (or any portion thereof) to an entity that is a competitor of the Company.

     9.   Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

     10.  Loss, theft, destruction or mutilation of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11.  Notice or Demands.

     Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission

(with an original to follow) on or before 5:00 p.m., mountain time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy:  (303)295-3584
     Attention:  William R. Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12.  Applicable Law.

      This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflict of law provisions thereof.


     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 17th day of January, 2002.

                                   WEBB INTERACTIVE SERVICES, INC.


                                   By:__________________________________
                                      Name: Lindley S. Branson
                                      Title:  Vice President and General Counsel

                                   EXHIBIT B
                       to Securities Purchase Agreement

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January
                                               ---------
17, 2002, by and among WEBB INTERACTIVE SERVICES, INC., a Delaware corporation (the "Company"), and JONA, INC. (the "Purchaser").
      -------                         ---------

     The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement"), to issue and sell to the Purchaser shares of
------------------------------
the Company's Common Stock, no par value (the "Common Stock") and a related
                                               ------------
warrant (the "Warrant").  The Warrants entitle the holder thereof to purchase
              -------
shares (the "Warrant Shares") of the Company's Common Stock.
             --------------

     In order to induce the Purchaser to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under
                                             --------------
applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement, including the exhibits thereto.

     In consideration of the Purchaser entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.

     For purposes of this Agreement, the following terms shall have the meanings specified:

     (a)  "Business Day" shall have the meaning specified in the Securities
           ------------
Purchase Agreement;

     (b)  "Holder" means any person owning or having the right to acquire
           ------
through exercise of the Warrants, Registrable Securities, including initially the Purchaser and thereafter any permitted assignee thereof;

     (c)  "Effective Date" means the date on which the Registration Statement is
          --------------
declared effective by the Securities and Exchange Commission (the "Commission").
                                                                   ----------

     (d)  "Filing Deadline" means May 1, 2002;
           ---------------

     (e)  "Register", "registered" and "registration" refer to a registration
           --------    ----------       ------------
effected by preparing and filing a registration statement or statements in compliance with the

Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or
                                                                   --------
any successor rule providing for the offering of securities on a continuous or delayed basis ("Registration Statement"), and the declaration or ordering of
                ----------------------
effectiveness of the Registration Statement by the Commission; and

     (f)  "Registerable Securities" means the Common Stock issued in accordance
           -----------------------
with the term of the Securities Purchase Agreement and the Warrant Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Common Stock and the Warrant Shares.

2.   MANDATORY REGISTRATION.

     (a) On or before the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of up to 7,500,000 shares of Common Stock issued pursuant to the Securities Purchase Agreement and up to 7,500,000 Warrant Shares. The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

     (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event prior to June 5, 2002. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement (but in no event later than fifteen (15) Business Days following the Company's receipt thereof), and shall submit to the Commission, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty eight (48) hours after the submission of such request. The Company shall maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time.

     (c) If for any reason from time to time there are Registrable Securities which are not included or which are not allowed to be included by the Commission in a Registration Statement filed pursuant hereto, the Company shall file additional Registration Statements as soon as practicable following a request by any Holder to effect a registration of all of such Registrable Securities, which Registration Statement shall be subject to all terms of this Agreement and shall use its best efforts to cause such

Registration Statement to become effective as soon as practicable after such filing. The Company shall maintain the effectiveness of each Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and
(ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time.

3.   PIGGYBACK REGISTRATION

     If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity, or a registration statement on Form S-3 covering the resale of securities issued in connection with a corporate acquisition) (a "Proposed Registration") and (ii)
                                                ---------------------
a registration statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have twenty (20) days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for shareholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any such exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in the Registration Statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement.

4.   OBLIGATIONS OF THE COMPANY

     In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a), 2(b) and 2(c) above, the Company shall:

          (a) promptly prepare and file with the Commission such amendments and supplements to each Registration Statement and each prospectus used in connection with the Registration Statement as may be necessary (i) to comply with the provisions of the Securities Act or (ii) to maintain the effectiveness of each Registration Statement during the applicable Registration Period, or as may be reasonably requested within a reasonable time prior to any proposed sale by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution. The Company shall cause such amendments and supplements to become effective as soon as practicable following the filing thereof.

          (b) secure the listing of all Registrable Securities on the Nasdaq Stock Market prior to the date on which the Registration Statement relating to such Registrable Securities becomes effective;

          (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, if any, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

          (d) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

          (e) in the event of an underwritten public offering of the Registrable Securities, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

          (f) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

          (h) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) an opinion addressed to the underwriters, dated such date, of such outside counsel, in such form and substance as is required to be given to such underwriters, and (B) a letter addressed to such underwriters, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

          (i) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part; and

          (j) permit counsel retained for such purpose by each Holder to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company) and amend such materials in accordance with the comments of such counsel.

5.   OBLIGATIONS OF EACH HOLDER

     In connection with the registration of the Registrable Securities pursuant to the Registration Statement, each Holder shall:

          (a) furnish to the Company in writing such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

          (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(f) or 4(g), immediately discontinue any sale or other disposition of Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) or withdrawal of the stop order referred to in paragraph 4(g);

          (c) in the event of an underwritten offering of the Registrable Securities, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

          (d) to the extent required by applicable law, deliver a prospectus to the purchaser of Registrable Securities;

          (e) notify the Company when it has sold all of the Registrable Securities theretofore held by it; and

          (f) promptly notify the Company in the event that any information supplied by such Holder in writing for inclusion in the Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing.

6.   INDEMNIFICATION.

     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees and agents of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934
                                                                            ----
Act"), against any losses, claims, damages, liabilities or reasonable out-of-
---
pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i)
       ------
any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus, if any, or final prospectus contained therein or any amendments or supplements thereto, or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in paragraph 4(f) or 4(g).

          (b) To the extent permitted by law, each Holder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this paragraph 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under the Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

          (d) In the event that the indemnity provided in paragraph 6(a) or 6(b) is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 6(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any person who is not guilty of fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph 6(d).

          (e) The obligations of the Company and each Holder under this Section 6 shall survive the conversion of the Preferred Stock and exercise of the Warrants in full, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

7. REPORTS.

     With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation
                           --------
of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

               (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the 1934 Act; and

          (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, and the 1934 Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

8.   MISCELLANEOUS.

     (a) Expenses of Registration. All expenses, other than underwriting
         ------------------------
discounts and commissions and fees and expenses of one counsel to the Holders, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof, shall be borne by the Company.

     (b) Amendment; Waiver. Any provision of this Agreement may be amended only
         ---------- ------
pursuant to a written instrument executed by the Company and each Holder. Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

     (c) Notices. Any notice, demand or request required or permitted to be
         -------
given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., mountain time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the day actually received after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202

     Telecopy: (303)295-3584
     Attention:  William R. Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.

and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

     (d) Termination. This Agreement shall terminate on the earlier to occur of
         -----------
(a) the end of the Registration Period and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

     (e) Assignment. Upon the transfer of Common Stock, the Warrant or
         ----------
Registrable Securities by a Holder, the rights of such Holder hereunder with respect to the securities so transferred shall be assigned automatically to the transferee thereof as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement or the Warrant, as the case may be; provided, however, that the registration rights granted in this Agreement shall not be transferred to any person or entity that receives any such security pursuant to an effective registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

     (f) Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

     (g) Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Colorado without regard to the conflict of laws provisions thereof.

                                   * * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.


By:    /s/ Lindley S. Branson
       ----------------------
Name:  Lindley S. Branson
Title: Vice President and General Counsel



JONA, INC.

By:    /s/ Neil A. McMurry
       ----------------------
Name:  Neil A. McMurry
Its:   President

                                 Schedule 3.4

   Disclosure Documents; Agreements; Financial Statements; Other Information

                                 NO EXCEPTIONS

                                 Schedule 3.6
                                Capitalization

                                                                                                 Series C-1
                                                                          Common                Convertible
                                                                          Stock               Preferred Stock
--------------------------------------------------------------------------------------------------------------
Shares outstanding, January 16, 2002                                    11,336,522                 2,500
Total common shares issuable upon exercise or conversion of
 derivative securities                                                   6,964,954
                                                                     -----------------------------------------
Total shares outstanding and subject to derivative securities           18,301,476                 2,500
                                                                     =========================================

                                                                                                   Common Shares
                                                                                                   Issuable Upon
                     Holder                             Reason of Issuance              Issue      Exercise or
                                                                                         Date      Conversion
-----------------------------------------------------------------------------------------------------------------------
Castle Creek Technology Partners LLC  (3)     Series C-1 convertible preferred stock   02/28/01          1,000,000 (1)
Castle Creek Technology Partners LLC  (3)     10% convertible note payable             08/25/99            772,877 (1)
Warrants and Options-
Castle Creek Technology Partners LLC  (3)     Series C-1 preferred stock               02/28/01            500,000
Castle Creek Technology Partners LLC  (3)     Series B preferred stock                 02/18/00            171,875
Castle Creek Technology Partners LLC  (3)     Series B preferred stock                 12/18/99            150,116 (2)
Marshall Capital  (3)                         Series B preferred stock                 02/18/00            171,875
Switchboard, Inc. (3)                         Customer acquisition                     08/16/99            150,000
Bresnan Communications Company LP             Customer acquisition                     12/16/98             70,162
Robert Molnar  (3)                            DCI merger replacement warrant           06/30/99              4,192
Robert Molnar  (3)                            DCI merger replacement warrant           06/30/99              4,189
Mark Cardello  (3)                            DCI merger replacement warrant           06/30/99                119
Mark Cardello  (3)                            DCI merger replacement warrant           06/30/99              1,117
John Cardello  (3)                            DCI merger replacement warrant           06/30/99                836
1995 and 2000 Company stock option plans (4)                                           Various           3,967,596
                                                                                                  ----------------
Total common shares issuable upon exercise or conversion                                                 6,964,954
                                                                                                  ================
                                                           Schedule 3.6
                                                    Capitalization (Continued)

Jabber, Inc. Convertible Securities-
Series A-1 preferred stock                                                             06/09/00          7,200,000
Series A-2 preferred stock                                                             07/06/01          1,400,000
8% cumulative series B preferred stock                                                 07/17/01          5,037,411
8% cumulative series C preferred stock                                                 07/17/01          8,290,316
Warrant issued to VA Linux  (4)                                                        10/23/00      Up to 100,000

2000 Jabber stock option plan                                                          Various           2,350,664
Common stock                                                                           Various             912,500

                                                                                              Per Share
                                                                                              Conversion        Expiration
                                                                                                Price              Date
---------------------------------------------------------------------------------------------------------------------------
Castle Creek Technology Partners LLC  (3)     Series C-1 convertible preferred stock                 $ 2.50 (1)      -
Castle Creek Technology Partners LLC  (3)     10% convertible note payable                           $ 2.50 (1)   08/25/02
Warrants and Options-
Castle Creek Technology Partners LLC  (3)     Series C-1 preferred stock                             $ 3.75 (1)   02/28/06
Castle Creek Technology Partners LLC  (3)     Series B preferred stock                               $0.766 (1)   02/18/05
Castle Creek Technology Partners LLC  (3)     Series B preferred stock                               $ 2.50 (1)   08/25/04
Marshall Capital  (3)                         Series B preferred stock                               $0.766 (1)   02/18/05
Switchboard, Inc. (3)                         Customer acquisition                                   $ 9.19       06/30/02
Bresnan Communications Company LP             Customer acquisition                                   $ 8.77       12/16/02
Robert Molnar  (3)                            DCI merger replacement warrant                         $ 8.94       12/08/02
Robert Molnar  (3)                            DCI merger replacement warrant                         $ 8.94       06/05/03
Mark Cardello  (3)                            DCI merger replacement warrant                         $ 8.94       12/08/02
Mark Cardello  (3)                            DCI merger replacement warrant                         $ 8.94       06/05/03
John Cardello  (3)                            DCI merger replacement warrant                         $ 8.94       06/05/03
1995 and 2000 Company stock option plans (4)                                           $4.41(weighted ave.)        Various

Total common shares issuable upon exercise or conversion

                                                           Schedule 3.6
                                                    Capitalization (Continued)

Jabber, Inc. Convertible Securities-
Series A-1 preferred stock                                                                          1 for 1
Series A-2 preferred stock                                                                          1 for 1
8% cumulative series B preferred stock                                                          1 for 1,000
8% cumulative series C preferred stock                                                          1 for 1,000
Warrant issued to VA Linux  (4)                                                             Priced at first
                                                                                                    funding       06/05/03
2000 Jabber stock option plan                                                         $1.10 (weighted ave.)        Various
Common stock                                                                                   For services

_______________

 (1) Based on current conversion price. Conversion price and warrant exercise price are subject to reset provisions under certain circumstances. Conversion prices for the Series C-1 convertible preferred stock and the 10% convertible note payable will be reset to $1.00 per share as a result of the issuance of the Securities.
(2)  The number of shares is subject to change under certain circumstances.
(3) Securities have registration rights for the underlying shares of common stock issuable upon conversion or exercise of the derivative securities. All securities subject to registration rights have been registered except for Switchboard, Inc.
(4) Includes incentive options for 500,000 shares at $0.65 per share and 225,000 shares at $1.25 per share

                                 Schedule 3.8

                        Conflicts With Other Agreements

                                 NO EXCEPTIONS

                                 Schedule 3.12

                                     Fees

     The Company has agreed to issue to David Curtis a stock purchase warrant in substantially the form of Exhibit A hereto to purchase up to 450,000 shares of the Company's Common Stock in consideration for his services in connection with the transactions contemplated herein. Mr. Curtis will be granted an additional warrant for up to an additional 125,000 shares of the Company's Common Stock in the event that the Purchaser purchases additional Securities of the Company pursuant to Section 1.1(c) of the Agreement.

                                       51